U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT

INVESTMENT COMPANY

Investment Company Act File Number 811-23482

KEYSTONE PRIVATE INCOME FUND

(Exact name of registrant as specified in charter)

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

(Address of Principal Executive Offices)

Ann Maurer

235 West Galena Street

Milwaukee, WI 53212

(Name and address of agent for service)

Registrant’s Telephone Number, including Area Code: (414) 299-2217

Date of fiscal year end: September 30

Date of reporting period: September 30, 2022

Explanatory Note: The Registrant is filing this amendment to its Form N-CSR for the year ended September 30, 2022, originally filed with the U.S. Securities and Exchange Commission on December 9, 2022 (Accession Number: 0001398344-22-024412). The purpose of this amendment is solely to amend and restate the response to Item 11(b) and the execution and certification dates. This Form N-CSR/A does not otherwise modify the disclosures therein in any way.

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Shareholders

(a)

KEYSTONE PRIVATE INCOME FUND

Annual Report

For the Year Ended September 30, 2022

Keystone Private Income Fund

Table of Contents
For the Year Ended September 30, 2022

Shareholder Letter	2
Report of Independent Registered Public Accounting Firm	3
Fund Performance (Unaudited)	4-5
Schedule of Investments	6-12
Statement of Assets and Liabilities	13-14
Statement of Operations	15
Statements of Changes in Net Assets	16-17
Statement of Cash Flows	18
Financial Highlights	19-23
Notes to Financial Statements	24-33
Other Information (Unaudited)	34-36
Fund Management (Unaudited)	37-38

Keystone Private Income Fund

Shareholder Letter

Dear Shareholders,

We are pleased to provide you with our annual report of Keystone Private Income Fund (the “Fund”) for the fiscal year ended September 30, 2022. We are pleased with the continued success of the Fund and are working diligently to expand our investment capabilities and improve the overall investor experience in the Fund.

Despite the continued uncertainty about economic stability, interest rates, and inflation in the broader economy at large, we believe the following components of our investment strategy have contributed to steady, consistent returns for our investors over the last year:

●	Unlevered. Although unusual in the private credit world, we believe that our decision to manage the Fund as unlevered is a unique attribute that reduces the overall risk of an investment in the Fund.

●	Structuring. Many of our investments amortize, which reduces our exposure over time.

●	Seniority. A significant percentage of our Fund investments are first lien, senior secured, which we believe is another unique attribute that is unusual in private credit.

●

Collateral. When sourcing new private credit investment opportunities, our bias is toward investments secured by asset-backed collateral, as opposed to positions secured by revenue, intellectual property or other intangible assets.

We believe these characteristics lower the risk profile of the Fund when compared to other private credit funds that may instead focus on cash-flow based loans (as opposed to asset-backed loans), use leverage to enhance returns, and invest in subordinate lien or equity positions.

We expect to see more stress and distress scenarios as we continue into 2023. We are not expecting widespread dislocations like we experienced in 2008-2009, but we do expect to continue to see good companies seeking to obtain credit capital, which may create opportunities for our private credit platform. One indicator of these potential new opportunities is the decrease of new issuances in the high yield bond market over the last two years, thus cutting off a critical source of funding for many operating businesses. Similarly, the market for leveraged loan new issuances has also declined. We believe these declines are indicative of what is happening in other credit areas, yet good companies still need credit capital, and thus we expect this dislocation to create more opportunities than challenges for our first lien, asset backed, unlevered investment strategy.

While all investors must always assume some measure of risk when deploying capital, we believe that a methodical, disciplined approach can go a long way toward mitigating that risk. It may not be possible to mitigate all risks, especially in private transactions where there always exists the potential for fraud, collusion, changes in asset prices or simply poor performance.

We remain focused on the same investment tenets that have served us well over the past decade and expect to continue to experience a steady flow of new equipment leasing, receivables finance, specialty real estate lending and corporate lending opportunities in the coming months. We will seek to capitalize on what we believe are the best opportunities within our investment verticals and expect our allocation to each of these verticals to undulate from time to time depending upon market conditions and our opportunity set. We are optimistic and comfortable with our investment approach in the current turbulent environment. Shareholders should consult the Private Placement Memorandum for a complete listing of risks associated with the Fund.

We expect to stay the course in the management of the Fund over the coming months. We appreciate your continued support and interest.

Keystone Private Income Fund

Report of Independent Registered Public Accounting Firm
September 30, 2022

To the Shareholders and Board of Trustees of
Keystone Private Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Keystone Private Income Fund (the “Fund”) as of September 30, 2022, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the three periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian, borrower, loan servicer or underlying fund manager; when replies were not received, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2019.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
December 9, 2022

Keystone Private Income Fund

Fund Performance
September 30, 2022 (Unaudited)

Performance of a $50,000 Investment

This graph compares a hypothetical $50,000 investment in the Fund’s Y shares, made at its inception, with a similar investment in the Credit Suisse Leveraged Loan Index. Results include the reinvestment of all dividends and capital gains.

The Credit Suisse Leveraged Loan Index is a market-weighted index designed to track the performance of the investable universe of the U.S. dollar-denominated institutional leveraged loan market. The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as September 30, 2022	1 Year	Since Inception
Keystone Private Income Fund – Class A (Inception Date 8/1/2020)	10.33%	9.06%
Keystone Private Income Fund – Class D (Inception Date 9/30/2020)	10.44%	9.32%
Keystone Private Income Fund – Class Y (Inception Date 7/1/2020)	11.16%	10.00%
Keystone Private Income Fund – Class I (Inception Date 8/1/2020)	11.27%	10.02%
Keystone Private Income Fund – Class Z (Inception Date 8/1/2020)	11.43%	10.15%
Credit Suisse Leveraged Loan Index (Inception Date 7/1/2020)	-2.62%	4.31%

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent quarter end performance may be obtained by calling 1.888.442.4420.

The Keystone National Group, LLC (the “Investment Manager”) has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Manager has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (including the Investment Management Fee, but excluding any taxes, interest expense, sales charges and other brokerage commissions, other transaction related expenses, acquired fund fees and expenses, Incentive Fees, expenses incurred in connection with any merger or reorganization, Distribution and Servicing Fees and extraordinary expenses) does not exceed 3.00% of the average daily net assets of any Class of Shares (the “Expense Limit”). Because taxes, interest expense, sales charges and other brokerage commissions, other transaction related expenses, Incentive Fees, Distribution and Servicing Fees, expenses incurred in connection with any merger or reorganization

Keystone Private Income Fund

Fund Performance
September 30, 2022 (Unaudited) (continued)

and extraordinary expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) may exceed 3.00% of the average daily net assets of each Class of Shares. The performance quoted above reflects the Waiver in effect and would have been lower in its absence.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

For the Fund’s current expense ratio, please refer to the Financial Highlights Section of this report.

Keystone Private Income Fund

Schedule of Investments
September 30, 2022

Principal Amount		Original Acquisition Date	Cost	Fair Value
	Private Credit — 108.7%
	Corporate Finance — 29.5%
$30,837,231	Bigfoot Capital SPV1, LLC, 11.75%, 6/30/2025[1,2]	1/15/2021	$30,683,177	$30,683,177
65,000,000	FilmRise Acquisitions, LLC, 13.50%, 8/17/2023[1,2]	7/1/2020	65,000,000	65,000,000
14,793,800	FVP Funding I, LLC, 10.00% + 2.00% PIK, 2/6/2027[1,2,4]	2/7/2022	14,793,800	14,793,800
15,000,000	Hall Labs, LLC, 14.50%, 2/11/2023[1,2]	8/11/2021	15,000,000	15,000,000
10,073,212	Kingbee Rentals, LLC, 15.00%, 7/21/2024[1,2,8]	7/22/2021	10,073,212	10,073,212
15,500,000	Loop Inc., 15.63% (11.75% + 1 year CMT, 13.75% Floor), 6/14/2025[1,2,9]	5/17/2022	15,196,340	15,196,340
10,892,997	Onward Partners, LLC, 15.00%, 6/17/2026[1,2]	6/18/2021	10,763,124	10,763,124
2,475,000	Paradise Cruise Line Intermediate Holdings, LLC, 12.00%, 4/1/2024[1,2]	4/1/2021	2,462,335	2,462,335
25,000,000	SE1 Generation ABM Holdings, LLC, 12.00%, 6/8/2023[1,2]	6/8/2022	24,914,276	24,914,276
10,000,000	Vantage Borrower SPV, LLC, 11.00%, 4/30/2024[1,2,3]	3/7/2022	10,000,000	10,000,000
6,000,000	Waiehu, LLC, 14.00%, 10/27/2022[1,2]	10/14/2021	5,995,725	5,995,725
			204,881,989	204,881,989
	Equipment Leasing — 32.0%
	Accelerate360, LLC
3,259,093	14.50%, 4/1/2023[1,2,8]	3/11/2021	3,259,093	3,259,093
903,737	14.50%, 6/30/2023[1,2,8]	5/25/2021	903,737	903,737
544,932	ARX, Accurate RX Specialty Pharmacy Corp., 12.50%, 1/1/2025[1,2]	6/3/2022	544,932	544,932
493,719	Avensis Energy Services, LLC, 12.50%, 3/31/2025[1,2]	9/13/2022	493,719	493,719
2,010,426	Bay Minette Energy LLC. 14.50%, 11/24/2024[1,2]	5/27/2022	2,010,426	2,010,426
2,536,283	Bohme, LLC 14.50%, 9/30/2024[1,2]	9/28/2022	2,536,283	2,536,283
	Carepoint Health Management Associates, LLC
1,247,678	14.50%, 7/1/2023[1,2]	12/2/2020	1,247,678	1,247,678
378,578	14.50%, 3/31/2023[1,2]	3/30/2022	378,578	378,578
	Carnaby Inventory I, LLC
4,263,116	14.50%, 8/31/2024[1,2]	2/23/2022	4,263,116	4,263,116
4,263,116	14.50%, 8/31/2024[1,2]	2/23/2022	4,263,116	4,263,116
2,778,352	14.50%, 9/30/2024[1,2]	3/10/2022	2,778,352	2,778,352
	Carnaby Inventory IV, LLC
20,000,000	12.00%, 12/31/2024[1,2]	6/30/2022	20,000,000	20,000,000
4,000,000	14.50%, 3/31/2023[1,2]	9/26/2022	4,000,000	4,000,000
642,406	Cartier Industrial Center LLC, 7.95% PIK, 10/24/2023[1,2,4]	5/25/2022	529,142	529,142
732,777	Envelope 1, Inc. and E1 Digital Direct, Inc., 12.50%, 1/1/2025[1,2]	5/11/2022	732,777	732,777
	Firstronic, LLC
497,734	12.00%, 11/1/2023[1,2]	10/15/2020	497,734	497,734
1,095,562	12.00%, 9/30/2024[1,2]	9/21/2021	1,095,562	1,095,562

See accompanying notes to financial statements.

Keystone Private Income Fund

Schedule of Investments
September 30, 2022 (continued)

Principal Amount		Original Acquisition Date	Cost	Fair Value
	Private Credit — 108.7% (continued)
	Equipment Leasing — 32.0% (continued)
$13,220,605	FPL Food LLC, 11.00%, 12/31/2025[1,2]	1/6/2022	$13,220,605	$13,220,605
1,149,347	J Jets, Inc, 12.50%, 4/30/2025[1,2]	4/8/2022	1,149,347	1,149,347
165,459	Kitchens Lumber Company LLC, 12.50, 4/18/2024[1,2]	10/18/2021	165,459	165,459
	KVJ Properties, Inc.
2,426,183	14.50%, 7/1/2023[1,2]	12/4/2020	2,426,183	2,426,183
3,595,441	12.50%, 8/31/2025[1,2]	2/25/2022	3,595,441	3,595,441
	Lux Vending, LLC
64,030	14.50%, 12/31/2022[1,2]	8/6/2020	64,030	64,030
1,417,328	14.50%, 4/30/2023[1,2]	4/16/2021	1,417,328	1,417,328
	MC Test Service, Inc.
3,961,985	12.00%, 5/31/2024[1,2]	5/3/2021	3,961,985	3,961,985
3,569,254	12.00%, 1/31/2025[1,2]	1/25/2022	3,569,254	3,569,254
	Metalogic Inspection Services, LLC
128,652	14.50%, 6/1/2023[1,2]	11/9/2020	128,652	128,652
298,942	14.50%, 10/1/2023[1,2]	3/15/2021	298,942	298,942
613,917	14.50%, 2/28/2024[1,2]	8/9/2021	613,917	613,917
	Onset Financial, Inc.
3,791,946	14.50%, 5/31/2026[1,2]	12/11/2020	3,791,946	3,791,946
6,110,380	12.50%, 9/30/2024[1,2]	9/9/2021	6,110,380	6,110,380
7,000,000	10.74% (SOFR + 7.75%), 3/31/2029[1,2,9]	9/26/2022	7,000,000	7,000,000
	Orbital Power, Inc.
2,253,799	12.00%, 1/31/2024[1,2]	7/23/2021	2,253,799	2,253,799
7,160,179	12.00%, 4/1/2024[1,2]	3/31/2021	7,160,179	7,160,179
3,790,514	12.00%, 7/31/2024[1,2]	8/17/2021	3,790,514	3,790,514
151,186	Petroleum Distribution Transportation, LLC, 12.50%, 3/31/2025[1,2]	9/27/2022	151,186	151,186
108,378	Pierce Powerline Co., LLC, 12.50%, 3/31/2025[1,2]	9/16/2022	108,378	108,378
73,188	Raw Farm, LLC, 12.50%, 6/29/2024[1,2]	12/29/2021	73,188	73,188
	RK Pharma Inc.
1,213,286	14.50%, 2/28/2024[1,2]	2/2/2022	1,213,286	1,213,286
2,542,159	14.50%, 3/31/2024[1,2]	3/9/2022	2,542,159	2,542,159
792,000	14.50%, 9/30/2024[1,2]	9/1/2022	792,000	792,000
	Rokstad Power (East), Inc.
3,371,779	10.50%, 3/31/2026[1,2]	3/1/2022	3,371,779	3,371,779
3,090,797	10.50%, 3/31/2026[1,2]	3/1/2022	3,090,797	3,090,797
3,980,130	Saint Jean Industries, Inc., 14.50%, 6/30/2024[1,2]	12/30/2021	3,980,130	3,980,130
2,026,371	SandP Solutions, LLC DBA Bitcoin of America, 12.50%, 7/31/2025[1,2]	7/28/2022	2,026,371	2,026,371
3,980,038	Steelman Aviation, Inc., 14.50%, 12/31/2023[1,2]	12/13/2021	3,980,038	3,980,038

See accompanying notes to financial statements.

Keystone Private Income Fund

Schedule of Investments
September 30, 2022 (continued)

Principal Amount		Original Acquisition Date	Cost	Fair Value
	Private Credit — 108.7% (continued)
	Equipment Leasing — 32.0% (continued)
	Sun-Tech Leasing of Texas, L.P.
$1,177,066	12.00%, 10/1/2025[1,2]	9/18/2020	$1,177,066	$1,177,066
1,322,227	12.00%, 7/31/2024[1,2]	8/25/2021	1,322,227	1,322,227
7,500,000	Sustainable Green Team, 14.50%, 2/28/2025[1,2]	8/19/2022	7,500,000	7,500,000
692,863	Thunderbird Field Services LLC, 14.50%, 12/31/2023[1,2]	12/14/2021	692,863	692,863
6,018,617	TrialAssure Inc., 12.00%, 9/30/2024[1,2]	3/22/2022	6,018,617	6,018,617
	Trico Products Corporation
195,789	12.50%, 7/31/2023[1,2]	7/23/2020	195,789	195,789
12,100,460	12.50%, 10/31/2024[1,2]	4/22/2021	12,100,460	12,100,460
20,423,822	12.50%, 10/31/2024[1,2]	4/12/2021	20,423,822	20,423,822
10,291,300	12.50%, 12/31/2025[1,2]	6/30/2022	10,291,300	10,291,300
	United Auto Supply of Syracuse, West, Inc.
7,060,563	12.00%, 12/31/2025[1,2]	6/30/2022	7,060,563	7,060,563
2,090,874	12.00%, 12/31/2025[1,2]	6/30/2022	2,090,874	2,090,874
	Vensure Employer Services, Inc.
2,457,181	14.50%, 12/1/2023[1,2]	5/18/2021	2,457,181	2,457,181
1,001,028	14.50%, 1/31/2024[1,2]	7/16/2021	1,001,028	1,001,028
3,397,128	14.50%, 7/31/2024[1,2]	1/14/2022	3,397,128	3,397,128
3,983,712	14.50%, 11/13/2024[1,2]	5/13/2022	3,983,712	3,983,712
7,559,394	14.50%, 12/31/2024[1,2]	6/1/2022	7,559,394	7,559,394
3,818,692	14.50%, 2/28/2025[1,2]	8/2/2022	3,818,692	3,818,692
			222,672,234	222,672,234
	Receivables Finance — 10.3%
11,097,297	CapitalPlus Construction Services, LLC, 12.00%, 10/1/2023[1,2]	9/2/2020	11,097,297	11,097,297
3,050,000	CapitalPlus Supply Chain Partners, LLC, 12.00%, 7/31/2024[1,2]	8/31/2021	3,050,000	3,050,000
439,386	Sprout Funding SPV II, LLC, 13.00%, 2/23/2024[1,2]	2/24/2021	349,603	349,603
7,260,045	DNF Associates, LLC, 12.75%, 10/31/2024[1,2]	12/28/2020	7,215,438	7,215,438
9,622,967	Elevation Capital Group, LLC, 12.50%, 8/1/2024[1,2]	12/30/2021	9,622,967	9,622,967
9,092,396	Simply Funding SPV, LLC, 13.50%, 6/23/2023[1,2]	6/23/2021	9,092,396	9,092,396
8,361,228	Triton Credit Funding SPV, LLC, 13.00%, 3/28/2026[1,2]	9/2/2020	8,251,933	8,251,933
23,080,356	Viva Funding SPV, LLC, 12.50%, 12/22/2024[1,2]	12/23/2020	22,776,720	22,776,720
			71,456,354	71,456,354
	Specialty Real Estate Finance — 36.9%
2,577,203	1413 Calle Joaquin SLO, LLC, 8.00% PIK, 5/16/2023[1,2,4]	5/16/2022	2,480,756	2,480,756
4,909,053	750 Main Street LP, 9.69% PIK, 2/6/2024[1,2,4]	5/9/2022	4,756,810	4,756,810

See accompanying notes to financial statements.

Keystone Private Income Fund

Schedule of Investments
September 30, 2022 (continued)

Principal Amount		Original Acquisition Date	Cost	Fair Value
	Private Credit — 108.7% (continued)
	Specialty Real Estate Finance — 36.9% (continued)
	AHP Servicing, LLC
$11,665,344	19.00%, 7/30/2022[1,2,8]	7/30/2020	$11,665,344	$11,665,344
5,240,469	19.00%, 8/31/2023[1,2,8]	5/1/2022	5,240,469	5,240,469
6,121,872	CC Development LP Series I, LLC, 9.95% PIK, 5/18/2023[1,2,4]	11/18/2021	6,078,984	6,078,984
1,027,334	Chesapeake Pines VA, LLC, 12.50% PIK, 1/19/2025[1,2,4]	1/19/2022	1,020,324	1,020,324
2,996,000	Circolo Villas, LLC, 13.00%, 12/31/2022[1,2]	10/13/2021	2,996,000	2,996,000
6,763,484	CP Maryland 1, LLC, 8.00% PIK, 2/24/2023[1,2,4]	8/20/2021	6,746,322	6,746,322
1,586,690	Dollar Tree Stores, Inc, 10.00% PIK, 4/12/2023[1,2,4]	4/12/2022	1,578,643	1,578,643
1,955,602	Endeavor Investments IX, LLC, 10.50% PIK, 3/15/2026[1,2,4]	9/15/2022	1,895,471	1,895,471
3,469,102	Endeavor Investments V, LLC, 10.50% PIK, 8/24/2025[1,2,4]	2/23/2022	3,426,091	3,426,091
3,486,611	Endeavor Investments VIII, LLC, 10.50% PIK, 8/4/2025[1,2,4]	2/4/2022	3,449,342	3,449,342
4,698,649	Endeavor Investments X, LLC, 10.50% PIK, 1/1/2027[1,2,4]	12/15/2021	4,652,087	4,652,087
4,042,730	ETV Holdings, LLC, 10.50% PIK, 7/12/2023[1,2,4]	7/14/2021	4,032,955	4,032,955
857,124	Fruition California Holdings LLC, 8.49% + 3.00% PIK, 12/30/2023[1,2,4]	12/30/2021	810,339	810,339
1,951,872	Galaxy Management Company, LLC, 13.00%, 9/25/2023[1,2,3]	11/18/2020	1,934,393	1,934,393
4,000,000	Gracielo at Wolf Creek Ranch, LLC, 12.50%, 12/31/2023[1,2]	2/1/2022	4,000,000	4,000,000
7,673,048	Grind Ventures, LLC, 9.65% PIK, 4/1/2023[1,2,4]	10/20/2021	7,665,233	7,665,233
4,700,000	Jordan River Innovation Center, LLC, 9.95%, 12/1/2022[1,2]	6/1/2022	4,684,163	4,684,163
4,181,911	JPA 1800, LLC, 10.00% PIK, 11/30/2022[1,2,4]	8/31/2021	4,167,130	4,167,130
129,565	Lex Apartments 102B, LLC, 9.95% PIK, 9/9/2024[1,2,4]	9/9/2022	14,626	14,626
11,635,215	Lex Apartments, LLC, 10.50% PIK, 8/31/2024[1,2,4]	8/31/2022	11,427,884	11,427,884
11,128,049	MAP Logistics Center I, LLC, 6.25% + 6.25% PIK, 10/26/2026[1,2,4]	12/27/2021	11,128,049	11,128,049
5,140,952	MAP Logistics Center Lot 33, LLC, 10.95%, 6/17/2025[1,2]	6/13/2022	5,105,013	5,105,013
9,550,865	MC Oslo Aurora, LLC, 11.25% PIK, 10/11/2023[1,2,4]	7/11/2022	9,310,525	9,310,525
3,011,486	MC Oslo Hermitage, LLC, 13.00% PIK, 6/1/2025[1,2,4]	5/19/2022	2,976,567	2,976,567
2,178,679	MC Oslo SFM Two, LLC, 13.00% PIK, 6/1/2025[1,2,4]	5/19/2022	2,156,853	2,156,853
6,560,126	MC Oslo SFQ, LLC, 11.25% PIK, 10/11/2023[1,2,4]	7/11/2022	6,354,647	6,354,647
8,057,845	MC Rye Katy, LLC, 10.25% PIK, 5/9/2023[1,2,4]	8/10/2022	7,928,028	7,928,028

See accompanying notes to financial statements.

Keystone Private Income Fund

Schedule of Investments
September 30, 2022 (continued)

Principal Amount		Original Acquisition Date	Cost	Fair Value
	Private Credit — 108.7% (continued)
	Specialty Real Estate Finance — 36.9% (continued)
$7,077,396	MC Rye Northwest, LLC, 10.25% PIK, 5/9/2023[1,2,4]	8/9/2022	$6,966,695	$6,966,695
8,038,423	MC Rye Westchase, LLC, 10.25% PIK, 5/9/2023[1,2,4]	8/9/2022	7,914,413	7,914,413
8,121,157	Meridian Hotel Holdings, LLC, 9.90% PIK, 12/20/2022[1,2,4]	6/21/2021	8,107,853	8,107,853
534,694	MLab International, LLC, 9.25% PIK, 1/30/2024[1,2,4]	7/22/2022	377,649	377,649
33,000,000	MPI Group, LLC, 12.00%, 2/25/2023[1,2]	5/6/2021	32,498,182	32,498,182
3,110,548	Nancy Jay Industrial Center, LLC, 12.00% PIK, 6/3/2024[1,2,4]	6/3/2022	3,110,548	3,110,548
12,807,750	Olympus Bluffs 2, LLC, 7.95%, 3/9/2023[1,2]	9/9/2022	12,638,856	12,638,856
6,579,000	Olympus Bluffs 3, LLC, 7.95%, 3/9/2023[1,2]	9/9/2022	6,492,244	6,492,244
1,100,000	Olympus Bluffs 4, LLC, 11.95% PIK, 9/9/2025[1,2,4]	9/9/2022	1,089,221	1,089,221
562,594	Olympus Palms 1, LLC, 12.50% PIK, 6/30/2025[1,2,4]	7/1/2022	557,599	557,599
1,362,320	Olympus Palms 3, LLC, 11.95% PIK, 8/3/2025[1,2,4]	8/3/2022	1,349,552	1,349,552
6,203,000	Olympus Peaks 1, LLC, 7.95%, 3/29/2023[1,2]	9/29/2022	6,110,977	6,110,977
1,387,240	Olympus Pines FF Wash, LLC, 6.25% + 6.25% PIK, 7/15/2024[1,2,4]	7/15/2021	1,379,786	1,379,786
816,265	Pierce Street Holdings LLC, 9.75% PIK, 9/15/2023[1,2,4]	3/15/2022	744,675	744,675
1,675,801	SAG El Camino, LLC, 9.95% PIK, 8/11/2023[1,2,4]	2/11/2022	1,588,717	1,588,717
15,562,072	Shiraz I-215 Logistics Center, LLC, 6.25% + 6.25 PIK, 7/27/2023[1,2,4]	12/22/2021	15,467,243	15,467,243
3,455,220	Universal Development Group, LLC, 10.00% PIK, 1/11/2023[1,2,4]	1/11/2022	3,443,150	3,443,150
2,600,000	VG Burlington Storage LLC, 9.25% PIK, 10/4/2023[1,2,4]	5/4/2022	2,498,685	2,498,685
4,764,353	VG Clayton Storage LLC, 8.95% PIK, 2/12/2023[1,2,4]	5/12/2022	4,722,683	4,722,683
			256,741,776	256,741,776
	Total Private Credit		$755,752,353	$755,752,353

See accompanying notes to financial statements.

Keystone Private Income Fund

Schedule of Investments
September 30, 2022 (continued)

Number of Shares		Original Acquisition Date	Cost	Fair Value
	Private Investment Funds — 2.0%
N/A	Structural Keystone VL LLC - Series KS Manscaped[1,2,5]	12/17/2021	$ 11,941,237	$ 11,941,237
N/A	Structural Keystone VL LLC - Series KS Sovrn[1,2,5,7]	7/13/2021	1,992,267	1,992,267
	Total Private Investment Funds		13,933,504	13,933,504

	Warrants — 0.0%
73,274	Sovrn Holdings, Inc[2,5]		—	—

	Total Investments — 110.7%[6]		$ 769,685,857	$ 769,685,857
	Liabilities in excess of other assets — (10.7%)			(74,307,399)
	Net Assets — 100%			$ 695,378,458

[1]	Restricted security. The total value of these securities is $769,685,857, which represents 110.7% of total net assets of the Fund.
[2]	Level 3 securities fair valued under procedures established by the Board of Trustees. The total value of these securities is $769,685,857, which represents 110.7% of total net assets of the Fund.
[3]	This investment was made through a participation. Please see Note 2 for a description of participations.
[4]	Principal includes accumulated payment in kind (“PIK”) interest and is net of repayments, if any.
[5]

The single purpose investment fund’s strategy is to invest in only one isolated and preidentified secured credit investment with no discretion for any other additional investments beyond this single purpose holding for which the single purpose investment fund was formed. The single purpose investment fund shall continue until the one holding is realized in full. Given the single purpose nature of the investment holding, there is no redemption of any portion of the Fund’s investment prior to the realization in full of the underlying single investment.

[6]	Entire portfolio is pledged as collateral for line of credit.
[7]	The Fund held unfunded commitments in the investments as of September 30, 2022 (see Note 5 in the accompanying Notes to the Financial Statements).
[8]	In default.
[9]	Variable rate.

See accompanying notes to financial statements.

Keystone Private Income Fund

Summary of Investments*
September 30, 2022

Security Type/Sector	Percent of Total Net Assets
Private Credit
Specialty Real Estate Finance	36.9%
Equipment Leasing	32.0%
Corporate Finance	29.5%
Receivables Finance	10.3%
Total Private Credit	108.7%
Private Investment Funds	2.0%
Total Investments	110.7%
Liabilities in excess of other assets	(10.7)%
Net Assets	100.0%

* This table does not include warrants. Please see the schedule of investments for information on warrants

See accompanying notes to financial statements.

Keystone Private Income Fund

Statement of Assets and Liabilities
September 30, 2022

Assets:
Investments, at value (cost $769,685,857)	$769,685,857
Cash	1,248,967
Cash equivalents held in escrow for subscriptions received in advance	36,686,950
Interest receivable	8,388,574
Total Assets	816,010,348

Liabilities:
Payables
Proceeds from subscriptions received in advance	36,686,950
Payable for shares repurchased	3,700,480
Line of credit	64,926,293
Distributions payable	12,723,716
Incentive fees payable	1,038,029
Management fee payable	879,661
Professional fees payable	258,033
Accounting and administration fees payable	127,128
Interest expense payable on line of credit	164,636
Distribution and Servicing fee payable	52,571
Transfer agent fees payable	50,186
Other accrued expenses	24,207
Total Liabilities	120,631,890

Net Assets	$695,378,458

Composition of Net Assets:
Paid-in capital	$695,378,458
Net Assets	$695,378,458

See accompanying notes to financial statements.

Keystone Private Income Fund

Statement of Assets and Liabilities
September 30, 2022 (continued)

Net Assets Attributable to:
Class A Shares	$7,444,832
Class D Shares	12,122,023
Class Y Shares	117,698,770
Class I Shares	23,003,145
Class Z Shares	535,109,688
$695,378,458

Shares of Beneficial Interest Outstanding (Unlimited Number of Shares Authorized, par value of $0.001):
Class A Shares	73,697
Class D Shares	119,866
Class Y Shares	1,162,113
Class I Shares	227,848
Class Z Shares	5,283,469
6,866,993
Net Asset Value per Share:
Class A Shares[1]	101.02
Class D Shares[1]	101.13
Class Y Shares	101.28
Class I Shares	100.96
Class Z Shares	101.28

[1]	Class A and Class D shareholders may be charged a sales load up to a maximum of 3.50% on the amount they invest. See Note 6 to the financial statements.

See accompanying notes to financial statements.

Keystone Private Income Fund

Statement of Operations
For the Year Ended September 30, 2022

Investment Income:
Investment income	$65,189,516
PIK Income	7,687,426
Total Investment Income	72,876,942

Expenses:
Incentive fees (Note 4)	9,432,580
Management fees	7,508,322
Interest expense on line of credit	805,909
Professional fees	495,982
Accounting and administration fees	437,484
Distribution and Servicing fee (Class Y)	230,505
Distribution and Servicing fee (Class D)	73,660
Distribution and Servicing fee (Class I)	49,448
Distribution and Servicing fee (Class A)	32,984
Transfer agent fees	219,839
Investment expense	265,705
Other fees	82,610
Trustee and officer fees	81,817
Custody fees	52,257
CCO fees	43,148
Total Expenses	19,812,250
Net Investment Income	53,064,692

Net Increase in Net Assets from Operations	$53,064,692

See accompanying notes to financial statements.

Keystone Private Income Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
Net Increase in Net Assets from:
Operations:
Net investment income	$53,064,692	$17,111,635
Net Increase in Net Assets Resulting from Operations	53,064,692	17,111,635

Distributions to Shareholders:
Distributions:
Class A	(320,388)	(109,361)
Class D	(805,856)	(72,410)
Class Y	(9,746,372)	(4,154,551)
Class I	(3,568,392)	(2,799,920)
Class Z	(38,623,681)	(9,997,484)
Net Decrease in Net Assets from Distributions to Shareholders	(53,064,689)	(17,133,726)

Capital Transactions:
Proceeds from shares sold:
Class A	5,793,000	1,745,500
Class D	9,516,000	1,146,000
Class Y	92,312,745	122,169,070
Class I	27,432,500	22,021,720
Class Z	257,483,791	109,633,282
Reinvestment of distributions:
Class A	85,757	38,609
Class D	214,688	33,397
Class Y	3,463,062	1,307,960
Class I	1,154,580	544,448
Class Z	5,365,603	185,920
Cost of shares repurchased:
Class Y	(1,316,026)	(101,280)
Class I	(4,979,286)	(251,740)
Class Z	(25,921,668)	—
Exchanges:
Class A	(167,779)	(1,150,000)
Class D	—	1,150,000
Class Y	(47,749,390)	(73,105,990)
Class I	(65,175,053)	30,504,179
Class Z	113,092,222	42,601,811
Net Increase in Net Assets from Capital Transactions	370,604,746	258,472,886

Total Net Increase in Net Assets	370,604,749	258,450,795

Net Assets
Beginning of year	324,773,709	66,322,914
End of year	$695,378,458	$324,773,709

See accompanying notes to financial statements.

Keystone Private Income Fund

Statements of Changes in Net Assets
(continued)

	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
Capital Share Transactions:
Shares sold:
Class A	57,345	17,266
Class D	94,097	11,324
Class Y	911,461	1,204,754
Class I	271,716	217,862
Class Z	2,542,297	1,080,067
Shares issued in reinvestment of distributions:
Class A	849	382
Class D	2,123	330
Class Y	34,193	12,914
Class I	11,436	5,393
Class Z	52,978	1,836
Shares redeemed:
Class Y	(12,993)	(1,000)
Class I	(49,320)	(2,493)
Class Z	(255,941)	—
Exchanges:
Class A	(1,661)	(11,384)
Class D	—	11,372
Class Y	(471,459)	(721,821)
Class I	(645,553)	302,141
Class Z	1,116,629	420,634
Net Increase in Capital Shares Outstanding	3,658,197	2,549,577

See accompanying notes to financial statements.

Keystone Private Income Fund

Statement of Cash Flows
For the Year Ended September 30, 2022

Cash Flows from Operating Activities
Net increase in net assets from operations	$53,064,692
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchases	(724,953,393)
Principal reductions received	315,434,433
(Increase)/Decrease in Assets:
Interest receivable	(3,610,474)
Prepaid expenses and other assets	1,125
Increase/(Decrease) in Liabilities:
Unearned upfront investment income	(1,248,684)
Interest reserve payable	(869,634)
Management fee payable	468,595
Incentive fees payable	388,893
Interest expense payable on line of credit	90,375
Professional fees payable	179,517
Transfer agent fees payable	16,304
Accounting and administration fees payable	43,580
Distribution and Servicing fee payable	23,735
Other accrued expenses	7,083
Net Cash Used in Operating Activities	(360,963,853)

Cash Flows from Financing Activities
Proceeds from subscriptions	392,538,036
Increase in payable for proceeds from subscriptions received in advance	13,197,031
Proceeds from line of credit	422,482,784
Payments made on line of credit	(386,989,157)
Distributions paid to shareholders, net of reinvestments and increase in distributions payable	(36,970,635)
Payments for shares repurchased	(28,869,520)
Net Cash Provided by Financing Activities	375,388,539

Net increase in cash and cash equivalents	14,424,686

Cash and cash equivalents at beginning of year	23,511,231
Cash and cash equivalents at end of year[1]	$37,935,917

[1]	Cash at end of year includes cash and cash equivalents held in escrow for subscriptions received in advance.

Non-cash financing activities not included herein consist of $10,283,690 of reinvested dividends.

Interest payments on line of credit were $715,534.

Non-cash operating activities not included herein consist of $7,687,426 of PIK Interest.

See accompanying notes to financial statements.

Keystone Private Income Fund

Financial Highlights
Class A Shares

Per share operating performance.
For a capital share outstanding throughout the year/period.

	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Period August 1, 2020* through September 30, 2020
Net Asset Value, beginning of year/period	$101.02	$100.92	$100.53
Income from Investment Operations:
Net investment income[1]	9.82	8.15	1.30
Net realized and unrealized gain (loss) on investments[2]	0.15	(0.12)	0.06
Total from investment operations	9.97	8.03	1.36

Distributions to investors:
From net investment income	(9.97)	(7.93)	(0.97)
Total distributions to investors	(9.97)	(7.93)	(0.97)

Net Asset Value, end of year/period	$101.02	$101.02	$100.92

Total Return[3]	10.33%	8.24%	1.35%[4]

Ratios and Supplemental Data:
Net Assets, end of year/period (in thousands)	$7,445	$1,734	$1,100

Net expenses	4.93%[6]	4.96%[7]	4.25%[5,8]

Net investment income	9.72%[6]	8.06%[7]	8.96%[5,8]

Senior Securities
Total Amount Outstanding exclusive of Treasury Securities
Borrowings-Revolving Loan Agreement[9]	$64,926,293	$29,432,666	$5,000,000
Asset Coverage Per $1,000 of Borrowings
Borrowings-Revolving Loan Agreement[9]	$11,710	$12,037	$14,265

Portfolio Turnover Rate[10]	63%	53%	1%[4]

*	Commencement of offering of Class A shares.

[1]	Per share data is computed using the average shares method.

[2]

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

[3]

Total return based on per unit net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable sales charges.

[4]	Not annualized.

[5]	Annualized, except for incentive fees.

[6]

If distribution and servicing fees of 1.00%, incentive fees of 1.90%, line of credit expenses of 0.16%, and other transaction related expenses of 0.05% had been excluded, the expense ratios would have been decreased by 3.11% for the year ended September 30, 2022.

[7]

If distribution and servicing fees of 1.06%, incentive fees of 1.61%, line of credit expenses of 0.13%, and other transaction related expenses of 0.06% had been excluded, the expense ratios would have been decreased by 2.86% for the year ended September 30, 2021.

[8]

If distribution and servicing fees of 1.00%, incentive fees of 0.26%, and line of credit expenses of 0.37% had been excluded, the expense ratios would have been decreased by 1.63% for the period ended September 30, 2020.

[9]

As a result of the Fund having earmarked or segregated securities to collateralize the transactions or otherwise having covered the transactions, in accordance with releases and interpretive letters issued by the Securities and Exchange Commission (the “SEC”), the Fund does not treat its obligations under such transactions as senior securities representing indebtedness for purposes of the Investment Company Act.

[10]	Calculated at Fund level.

See accompanying notes to financial statements.

Keystone Private Income Fund

Financial Highlights
Class D Shares

Per share operating performance.
For a capital share outstanding throughout the year/period.

	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Period September 30, 2020* through September 30, 2020
Net Asset Value, beginning of year/period	$101.13	$100.00	$100.00
Income from Investment Operations:
Net investment income[1]	9.96	9.08	—
Net realized and unrealized gain (loss) on investments[2]	0.13	(0.75)	—
Total from investment operations	10.09	8.33	—

Distributions to investors:
From net investment income	(10.09)	(7.20)	—
Total distributions to investors	(10.09)	(7.20)	—

Net Asset Value, end of year/period	$101.13	$101.13	$100.00

Total Return[3]	10.44%	8.57%	0.00%[4]

Ratios and Supplemental Data:
Net Assets, end of year/period (in thousands)	$12,122	$2,391	$62

Net expenses	4.82%[5]	4.36%[6]	0.00%[4]

Net investment income	9.85%[5]	8.98%[6]	0.00%[4]

Senior Securities
Total Amount Outstanding exclusive of Treasury Securities
Borrowings-Revolving Loan Agreement[7]	$64,926,293	$29,432,666	$5,000,000
Asset Coverage Per $1,000 of Borrowings
Borrowings-Revolving Loan Agreement[7]	$11,710	$12,037	$14,265

Portfolio Turnover Rate[8]	63%	53%	1%[4]

*	Commencement of offering of Class D shares.

[1]	Per share data is computed using the average shares method.

[2]

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

[3]

Total return based on per unit net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable sales charges.

[4]	Class D Shares commencement occurred after income and expense were allocated as of September 30, 2020.

[5]

If distribution and servicing fees of 0.90%, incentive fees of 1.90%, line of credit expenses of 0.16%, and other transaction related expenses of 0.05% had been excluded, the expense ratios would have been decreased by 3.01% for the year ended September 30, 2022.

[6]

If distribution and servicing fees of 0.91%, incentive fees of 1.74%, line of credit expenses of 0.13%, and other transaction related expenses of 0.06% had been excluded, the expense ratios would have been decreased by 2.84% for the year ended September 30, 2021.

[7]

As a result of the Fund having earmarked or segregated securities to collateralize the transactions or otherwise having covered the transactions, in accordance with releases and interpretive letters issued by the Securities and Exchange Commission (the “SEC”), the Fund does not treat its obligations under such transactions as senior securities representing indebtedness for purposes of the Investment Company Act.

[8]	Calculated at Fund level.

See accompanying notes to financial statements.

Keystone Private Income Fund

Financial Highlights
Class Y Shares

Per share operating performance.
For a capital share outstanding throughout the year/period.

	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Period July 1, 2020* through September 30, 2020
Net Asset Value, beginning of year/period	$101.28	$100.58	$100.00
Income from Investment Operations:
Net investment income[1]	10.71	9.12	1.37
Net realized and unrealized gain (loss) on investments[2]	0.05	(0.16)	0.60
Total from investment operations	10.76	8.96	1.97

Distributions to investors:
From net investment income	(10.76)	(8.26)	(1.39)
Total distributions to investors	(10.76)	(8.26)	(1.39)

Net Asset Value, end of year/period	$101.28	$101.28	$100.58

Total Return[3]	11.16%	9.21%	1.97%[4]

Ratios and Supplemental Data:
Net Assets, end of year/period (in thousands)	$117,699	$70,988	$20,726

Net expenses	4.18%[6]	4.12%[7]	3.43%[5,8]

Net investment income	10.58%[6]	9.00%[7]	6.12%[5,8]

Senior Securities
Total Amount Outstanding exclusive of Treasury Securities
Borrowings-Revolving Loan Agreement[9]	$64,926,293	$29,432,666	$5,000,000
Asset Coverage Per $1,000 of Borrowings
Borrowings-Revolving Loan Agreement[9]	$11,710	$12,037	$14,265

Portfolio Turnover Rate[10]	63%	53%	1%[4]

*	Commencement of operations.

[1]	Per share data is computed using the average shares method.

[2]

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

[3]

Total return based on per unit net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable sales charges.

[4]	Not annualized.

[5]	Annualized, except for incentive fees.

[6]

If distribution and servicing fees of 0.25%, incentive fees of 1.92%, line of credit expenses of 0.16%, and other transaction related expenses of 0.05% had been excluded, the expense ratios would have been decreased by 2.38% for the year ended September 30, 2022.

[7]

If distribution and servicing fees of 0.25%, incentive fees of 1.64%, line of credit expenses of 0.13%, and other transaction related expenses of 0.06% had been excluded, the expense ratios would have been decreased by 2.08% for the year ended September 30, 2021.

[8]

If distribution and servicing fees of 0.14%, incentive fees of 0.25%, and line of credit expenses of 0.29% had been excluded, the expense ratios would have been decreased by 0.68% for the period ended September 30, 2020.

[9]

As a result of the Fund having earmarked or segregated securities to collateralize the transactions or otherwise having covered the transactions, in accordance with releases and interpretive letters issued by the Securities and Exchange Commission (the “SEC”), the Fund does not treat its obligations under such transactions as senior securities representing indebtedness for purposes of the Investment Company Act.

[10]	Calculated at Fund level.

See accompanying notes to financial statements.

Keystone Private Income Fund

Financial Highlights
Class I Shares

Per share operating performance.
For a capital share outstanding throughout the year/period.

	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Period August 1, 2020* through September 30, 2020
Net Asset Value, beginning of year/period	$100.96	$100.76	$100.53
Income from Investment Operations:
Net investment income[1]	10.90	9.52	1.67
Net realized and unrealized gain (loss) on investments[2]	(0.07)	(0.55)	(0.19)
Total from investment operations	10.83	8.97	1.48

Distributions to investors:
From net investment income	(10.83)	(8.77)	(1.25)
Total distributions to investors	(10.83)	(8.77)	(1.25)

Net Asset Value, end of year/period	$100.96	$100.96	$100.76

Total Return[3]	11.27%	9.24%	1.47%[4]

Ratios and Supplemental Data:
Net Assets, end of year/period (in thousands)	$23,003	$64,570	$11,755

Net expenses	4.08%[6]	3.84%[7]	3.43%[5,8]

Net investment income	10.80%[6]	9.42%[7]	11.35%[5,8]

Senior Securities
Total Amount Outstanding exclusive of Treasury Securities
Borrowings-Revolving Loan Agreement[9]	$64,926,293	$29,432,666	$5,000,000
Asset Coverage Per $1,000 of Borrowings
Borrowings-Revolving Loan Agreement[9]	$11,710	$12,037	$14,265

Portfolio Turnover Rate[8]	63%	53%	1%[4]

*	Commencement of offering of Class I shares.

[1]	Per share data is computed using the average shares method.

[2]

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

[3]

Total return based on per unit net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable sales charges.

[4]	Not annualized.

[5]	Annualized, except for incentive fees.

[6]

If distribution and servicing fees of 0.15%, incentive fees of 1.94%, line of credit expenses of 0.16%, and other transaction related expenses of 0.05% had been excluded, the expense ratios would have been decreased by 2.30% for the year ended September 30, 2022.

[7]

If distribution and servicing fees of 0.15%, incentive fees of 1.69%, line of credit expenses of 0.13%, and other transaction related expenses of 0.06% had been excluded, the expense ratios would have been decreased by 2.03% for the year ended September 30, 2021.

[8]

If distribution and servicing fees of 0.15%, incentive fees of 0.30%, and line of credit expenses of 0.37% had been excluded, the expense ratios would have been decreased by 0.82% for the period ended September 30, 2020.

[9]

As a result of the Fund having earmarked or segregated securities to collateralize the transactions or otherwise having covered the transactions, in accordance with releases and interpretive letters issued by the Securities and Exchange Commission (the “SEC”), the Fund does not treat its obligations under such transactions as senior securities representing indebtedness for purposes of the Investment Company Act.

[10]	Calculated at Fund level.

See accompanying notes to financial statements.

Keystone Private Income Fund

Financial Highlights
Class Z Shares

Per share operating performance.
For a capital share outstanding throughout the year/period.

	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Period August 1, 2020* through September 30, 2020
Net Asset Value, beginning of year/period	$101.28	$100.56	$100.53
Income from Investment Operations:
Net investment income[1]	10.94	9.49	1.68
Net realized and unrealized gain (loss) on investments[2]	0.07	(0.27)	(0.21)
Total from investment operations	11.01	9.22	1.47

Distributions to investors:
From net investment income	(11.01)	(8.50)	(1.44)
Total distributions to investors	(11.01)	(8.50)	(1.44)

Net Asset Value, end of year/period	$101.28	$101.28	$100.56

Total Return[3]	11.43%	9.49%	1.46%[4]

Ratios and Supplemental Data:
Net Assets, end of year/period (in thousands)	$535,110	$185,090	$32,680

Net expenses	3.93%[6]	3.82%[7]	3.25%[5,8]

Net investment income	10.81%[6]	9.37%[7]	11.41%[5,8]

Senior Securities
Total Amount Outstanding exclusive of Treasury Securities
Borrowings-Revolving Loan Agreement[9]	$64,926,293	$29,432,666	$5,000,000
Asset Coverage Per $1,000 of Borrowings
Borrowings-Revolving Loan Agreement[9]	$11,710	$12,037	$14,265

Portfolio Turnover Rate[8]	63%	53%	1%[4]

*	Commencement of offering of Class Z shares.

[1]	Per share data is computed using the average shares method.

[2]

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

[3]

Total return based on per unit net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable sales charges.

[4]	Not annualized.

[5]	Annualized, except for incentive fees.

[6]

If incentive fees of 1.91%, line of credit expenses of 0.16%, and other transaction related expense of 0.05% had been excluded, the expense ratios would have been decreased by 2.12% for the year ended September 30, 2022.

[7]

If incentive fees of 1.66%, line of credit expenses of 0.13%, and other transaction related expense of 0.06% had been excluded, the expense ratios would have been decreased by 1.85% for the year ended September 30, 2021.

[8]	If incentive fees of 0.29%, and line of credit expenses of 0.37% had been excluded, the expense ratios would have been decreased by 0.66% for the period ended September 30, 2020.

[9]

As a result of the Fund having earmarked or segregated securities to collateralize the transactions or otherwise having covered the transactions, in accordance with releases and interpretive letters issued by the Securities and Exchange Commission (the “SEC”), the Fund does not treat its obligations under such transactions as senior securities representing indebtedness for purposes of the Investment Company Act.

[10]	Calculated at Fund level.

See accompanying notes to financial statements.

Keystone Private Income Fund

Notes to Financial Statements
September 30, 2022

1. Organization

The Keystone Private Income Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund operates under an Agreement and Declaration of Trust dated August 26, 2019 (the “Declaration of Trust”). Keystone National Group, LLC serves as the investment adviser (the “Investment Manager”) of the Fund. The Investment Manager is an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. The Fund intends to continue to qualify and has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund commenced operations on July 1, 2020.

The Fund offers five separate classes (each a “Class”) of shares of beneficial interest (“Shares”) designated as Class A, Class D, Class Y Class I, and Class Z Shares. “Shareholders” own Shares of the Fund. Each class of Shares is subject to different fees and expenses. The Fund may offer additional classes of Shares in the future.

The Fund’s primary investment objective is to produce current income. The Investment Manager manages the Fund’s portfolio with a view toward producing current income, managing liquidity and protecting against downside scenarios. Under normal market conditions, the Fund will seek to achieve its investment objective by opportunistically investing, directly or indirectly, a majority of its net assets (plus any borrowings for investment purposes) in a wide range of private credit-oriented or other cash flow producing investments. For purposes of the Fund’s strategy, such investments may include corporate loans and credit facilities, equipment leasing transactions, real estate backed loans, corporate and consumer receivables, and other specialty finance opportunities or income-producing assets. The Fund may allocate its assets through a wide range of investment vehicles and structures, including among others as senior debt and also as subordinated debt, preferred equity and common equity investments. There can be no assurance that the Fund will achieve its investment objective.

2. Significant Accounting Policies

Basis of Preparation and Use of Estimates

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Investment Transactions and Related Investment Income

The Fund’s investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are determined using the specific identification method for financial reporting. Interest income is recognized on the accrual basis and prepayment fees are recognized as interest income when received. Dividend income is recognized on the ex-dividend date. Some or all of the interest payments of a loan or preferred equity may be structured in the form of payment in kind (“PIK”), which accrues to cost and principal on a current basis but is generally not paid in cash until maturity or some other determined payment date. PIK interest is included in the Fund’s net asset value and also in determining net investment income for purposes of calculating the Incentive Fee. PIK interest may be combined with cash current paid interest or otherwise tailored to address both the specific circumstances of the borrower and the return requirements of the investor. Interest payments structured in the form of PIK are subject to the risk that a borrower could default when actual cash interest or principal payments are due.

Upfront investment income or other payments are sometimes charged to borrowers at the closing of a loan investment transaction. This income is recorded at the time of closing as a reduction to cost and then deferred to be recognized as investment income over the term of the loan. For the year ended September 30, 2022, the Fund accrued upfront investment income of $3,555,195, and has $4,663,773 of unearned upfront investment income.

Cash Escrow

Subscriptions are generally subject to the receipt of cleared funds on or prior to the acceptance date set by the Fund and notified to prospective investors. Pending any closing, funds received from prospective investors will be placed in an interest-bearing escrow account with UMB Bank, n.a., the Fund’s escrow agent, and are restricted for use otherwise. On the date of

Keystone Private Income Fund

Notes to Financial Statements
September 30, 2022 (continued)

2. Significant Accounting Policies (continued)

any closing, the balance in the escrow account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor. Any interest earned on escrowed amounts will be credited to the Fund for the benefit of all Shareholders. At September 30, 2022 the interest rate was 0.01%.

Federal Income Taxes

The Fund has qualified and intends to continue to qualify as a “regulated investment company” under Subchapter M of the Code, as amended. As so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to Shareholders. Therefore, no federal income tax provision is required. Management of the Fund is required to determine whether a tax position taken by the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. Based on its analysis, there were no tax positions identified by management of the Fund that did not meet the “more likely than not” standard as of September 30, 2022.

Distributions to Shareholders

The Fund accrues distributions monthly and pays distributions quarterly to its Shareholders of the net investment income of the Fund after payment of Fund operating expenses. The dividend rate may be modified by the Board from time to time. To the extent that any portion of the Fund’s quarterly distributions are considered a return of capital to Shareholders, such portion would not be considered dividends for U.S. federal income tax purposes and would represent a return of the amounts that such Shareholders invested. Although such return of capital distributions are not currently taxable to Shareholders, such distributions will have the effect of lowering a Shareholder’s tax basis in such Shares, and could result in a higher tax liability when the Shares are sold, even if they have not increased in value, or in fact, have lost value. The Fund’s final distribution for each tax year is expected to include any remaining investment company taxable income and net tax-exempt income undistributed during the tax year, as well as any undistributed net capital gain realized during the tax year. If the total distributions made in any tax year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. This distribution policy, may, under certain circumstances, have adverse consequences to the Fund and its Shareholders because it may result in a return of capital resulting in less of a Shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. The distribution policy also may cause the Fund to sell securities at a time it would not otherwise do so to manage the distribution of income and gain.

Valuation of Investments

The Board has approved valuation procedures for the Fund (the “Valuation Procedures”). Under the Valuation Procedures adopted by the Board, the Board has delegated day-to-day responsibility for fair value determinations and pricing to the Investment Manager subject to the oversight of the Board (the “Valuation Designee”). The Valuation Designee oversees the valuation of the Fund’s investments on behalf of the Fund in accordance with the Valuation Procedures, which provide that investments will be valued at fair value. Furthermore, the valuation of the Fund’s assets will be done in accordance with the FASB ASC Topic 820, Fair Value Measurements and Disclosures.

In general, fair value represents a good faith approximation of the current value of an asset and is used when there is no public market or possibly no market at all for the asset. As a result, the fair values of one or more assets may not be the prices at which those assets are ultimately sold. Prospective investors should be aware that situations involving uncertainties as to the value of investments could have an adverse effect on the Fund’s net asset value (“NAV”) if the judgments of the Valuation Designee regarding appropriate valuations should prove incorrect.

The Fund holds a high proportion of illiquid investments relative to its total investments, which is directly related to the Fund’s investment objectives and strategy. The valuation approach will likely vary by investment, but may include comparable public market valuations, comparable transaction valuations and discounted cash flow analyses. All factors that might materially impact the value of an investment (i.e., underlying collateral, operating results, financial condition, achievement of milestones, and economic and/or market events) may be considered. In certain circumstances the Valuation Designee may determine that cost best approximates the fair value of the particular investment.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the Investment Company Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain

Keystone Private Income Fund

Notes to Financial Statements
September 30, 2022 (continued)

2. Significant Accounting Policies (continued)

other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the Investment Company Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. Effective September 8, 2022, and pursuant to the requirements of Rule 2a-5, the Board designated the Investment Manager as its valuation designee to perform fair value determinations and approved new Valuation Procedures for the Fund.

Repurchase Offers

The Fund provides some liquidity to Shareholders by making quarterly offers to repurchase a certain percentage of its outstanding Shares at NAV. The decision to offer to repurchase Shares is in the complete and absolute discretion of the Board and the Board may, under certain circumstances, elect not to offer to repurchase Shares. The Fund believes that these repurchase offers are generally beneficial to the Fund’s Shareholders and generally are funded from available cash. However, the repurchase of Shares by the Fund decreases the assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio. Repurchase offers and the need to fund repurchase obligations may also affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance.

Borrowing, Use of Leverage

The Fund may employ leverage through a secured Revolving Loan Agreement, as amended (the “Revolving Loan Agreement”) to achieve its investment objective. The Fund’s willingness to use leverage, and the extent to which leverage is used at any time, will depend on many factors, including the Investment Manager’s assessment of the yield curve environment, interest rate trends, market conditions and other factors. Borrowings by the Fund will further diminish returns (or increase losses on capital) to the extent overall returns are less than the Fund’s cost of funds. Such debt exposes the Fund to refinancing, recourse and other risks. As a general matter, the presence of leverage can accelerate losses. Subject to prevailing market conditions, the Fund may add financial leverage if, immediately after such borrowing, it would have asset coverage (as defined in the Investment Company Act) of 300% or more (in the event leverage is obtained solely through debt) or 200% or more (in the event leverage is obtained solely though preferred stock). The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund’s assessment of market conditions and the investment environment. The Investment Manager expects that the Fund’s borrowings may ultimately be secured with a security interest in investments. In times of adverse market conditions, the Fund may be required to post additional collateral which could affect the Fund’s liquidity.

The Revolving Loan Agreement has maximum credit available of $75,000,000 with a maturity date of April 9, 2024. For the year ended September 30, 2022, the average balance outstanding and weighted average interest rate were $19,356,691 and 4.935%, respectively. For the year ended September 30, 2022, the Fund accrued and paid interest expense of $805,909, and $715,534, respectively. As of September 30, 2022, the Fund has an outstanding line of credit balance of $64,926,293 at a 6.52% interest rate. The maximum the Fund borrowed was $74,991,158 (including accrued interest) on August 31, 2022.

Participations

The Fund may invest a portion of its assets in participation interests or special purpose vehicles holding various credit investments. The special risks associated with these obligations include adverse consequences resulting from participating in such instruments with other institutions with lower credit quality and limitations on the ability of the Fund to directly enforce its rights with respect to participations. The Fund may acquire interests in such credit investments either directly (by way of sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a contracting party under the credit arrangement with respect to the obligation; however, its rights can be more restricted than those of the assigning institution. Participation interests in a portion of a credit arrangement typically results in a contractual relationship only with the institution participating out the interest and not directly with the counterparty. In purchasing participations, the Fund may have no right to enforce compliance by the counterparty with the terms of the credit agreement, and the Fund may not directly benefit from the collateral supporting the credit obligation in which it has purchased the participation. As a result, if the Fund were to hold a participation, it would assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Keystone Private Income Fund

Notes to Financial Statements
September 30, 2022 (continued)

3. Principal Risks

Non-Diversified Status

The Fund is a “non-diversified” management investment company. Thus, there are no percentage limitations imposed by the Investment Company Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more securities are allocated a relatively large percentage of the Fund’s assets, losses suffered by such securities could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of securities. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

Limited Liquidity

Shares in the Fund provide limited liquidity since Shareholders will not be able to redeem Shares on a daily basis. A Shareholder may not be able to tender its Shares in the Fund promptly after it has made a decision to do so. In addition, with very limited exceptions, Shares are not transferable, and liquidity will be provided only through repurchase offers made quarterly by the Fund. Shares in the Fund are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.

Investment Manager Incentive Fee Risk

Any Incentive Fee payable by the Fund that relates to its net investment income may be computed and paid on income that may include interest or gains that have been accrued or are unrealized, but not yet received or realized. The Investment Manager is not under any obligation to reimburse the Fund for any part of the Incentive Fee it received that was based on accrued income or unrealized gains that the Fund never received or realized, and such circumstances would result in the Fund’s paying an Incentive Fee on income it never received or gains it never realized. The Incentive Fee payable by the Fund to the Investment Manager may create an incentive for it to make investments on the Fund’s behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the Incentive Fee payable to the Investment Manager is determined may encourage it to use leverage to increase the return on the Fund’s investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor Shareholders. Such a practice could result in the Fund’s investing in more speculative securities than would otherwise be in its best interests, which could result in higher investment losses, particularly during cyclical economic downturns.

Private Credit

Private credit is a common term for unregistered debt investments made through privately negotiated transactions. Private credit investments may be structured using a range of financial instruments, including without limitation first and second lien senior secured loans, subordinated or unsecured debt and preferred equity arrangements. From time to time these investments might include equity features such as warrants, options, or common stock depending on the strategy of the investor and the financing requirements of the company or asset.

Loans to private companies, businesses and operators can range in credit quality depending on security-specific factors, including total leverage, amount of leverage senior to the collateral that secures the investment, variability in the issuer’s cash flows, the size of the issuer, the quality of collateral securing debt and the degree to which such collateral covers the accompanying debt obligations. The businesses in which the Fund invests may be levered, and the investments made by the Fund will generally not be rated by national credit rating agencies. The loans in which the Fund will invest may be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics and may carry a greater risk with respect to a borrower’s capacity to pay interest and repay principal.

Pandemic Risk

Continuing spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including securities the Fund holds, and may adversely affect the Fund’s investments and operations. The outbreak was first detected in December 2019 and subsequently spread globally. The transmission of COVID-19 and efforts to contain its spread have resulted in international and domestic travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff reductions), supply chains and consumer activity, as well as general concern and uncertainty that has negatively affected the economic environment. These disruptions have led to instability

Keystone Private Income Fund

Notes to Financial Statements
September 30, 2022 (continued)

3. Principal Risks (continued)

in the market-place, including stock and credit market losses and overall volatility. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illnesses, such as COVID-19, in emerging market countries may be greater due to generally less established healthcare systems. This crisis or other public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally.

The Fund and Investment Manager have in place business continuity plans reasonably designed to ensure that they maintain normal business operations, and that the Fund, its portfolio and assets are protected. However, in the event of a pandemic or an outbreak, such as COVID-19, there can be no assurance that the Fund, its Investment Manager and service providers, or the Fund’s portfolio companies, will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. A pandemic or disease could also impair the information technology and other operational systems upon which the Fund’s Investment Manager rely and could otherwise disrupt the ability of the Fund’s service providers to perform essential tasks.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Fund’s investments, the Fund and your investment in the Fund. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments.

Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs and dramatically lower interest rates. Certain of those policy changes have been implemented in response to the COVID-19 pandemic. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities. The effect of these efforts undertaken by the U.S. Federal Reserve to address the economic impact of the COVID-19 pandemic, such as the reduction of the federal funds target rate, and other monetary and fiscal actions that may be taken by the U.S. federal government to stimulate the U.S. economy, are not yet fully known. Although vaccines for COVID- 19 are becoming more widely available, it is unknown how long circumstances related to the pandemic will persist, whether they will reoccur in the future, whether efforts to support the economy and financial markets will be successful, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.

Russia-Ukraine Conflict Risk

In February 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries and the threat of wider-spread hostilities could have a severe adverse effect on the region and global economies, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future, could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long the armed conflict and related events will last cannot be predicted. These tensions and any related events could have a significant impact on the Fund’s performance and the value of the Fund’s investments.

4. Investment Advisory and Other Agreements

The Fund has entered into an investment management agreement (the “Investment Management Agreement”) with the Investment Manager. Pursuant to the Investment Management Agreement, the Investment Manager is entitled to a fee consisting of two components – a base management fee (the “Investment Management Fee”) and an incentive fee (the “Incentive Fee”). The Investment Management Fee is calculated and payable monthly in arrears at the annual rate of 1.50% of the month-end value of the Fund’s net assets before management fees for the current month. The Investment Management Fee is paid out of the Fund’s assets. Such fees are paid to the Investment Manager before giving effect to any repurchase of Shares effective as of that date and decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders.

Keystone Private Income Fund

Notes to Financial Statements
September 30, 2022 (continued)

4. Investment Advisory and Other Agreements (continued)

Effective January 1, 2021, the Incentive Fee is calculated and payable monthly in arrears based upon the Fund’s net profits for the immediately preceding month, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s net assets equal to 0.58333333% per month (or an annualized hurdle rate of 7.00%), subject to a “catch-up” feature. Prior to January 1, 2021, the Incentive Fee was calculated quarterly. The Incentive Fee is equal to 15.0% of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account. For the purposes of the Incentive Fee, the term “net profits” means the amount by which the NAV of the Fund on the last day of the relevant period exceeds the NAV of the Fund as of the commencement of the same period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (which, for this purpose shall not include any distribution and/or shareholder servicing fees, litigation, any extraordinary expenses or Incentive Fee). The Fund will maintain a memorandum account (the “Loss Recovery Account”), which will have an initial balance of zero and will be (i) increased upon the close of each calendar month end of the Fund by the amount of the net losses of the Fund for the month, and (ii) decreased (but not below zero) upon the close of each calendar month end by the amount of the net profits of the Fund for the month. Shareholders will benefit from the Loss Recovery Account in proportion to their holdings of Shares. The “catch-up” provision is intended to provide the Investment Manager with an incentive fee of 15.0% on all of the Fund’s net profits when the Fund’s net profits reach 0.68627451% of net assets in any calendar month 8.24% annualized). For the year ended September 30, 2022, the Fund incurred $9,432,580 in incentive fees.

The Investment Manager has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Manager has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (including the Investment Management Fee, but excluding any taxes, interest expense, sales charges and other brokerage commissions, other transaction related expenses, acquired fund fees and expenses, Incentive Fees, expenses incurred in connection with any merger or reorganization, Distribution and Servicing Fees and extraordinary expenses) does not exceed 3.00% of the average daily net assets of any Class of Shares (the “Expense Limit”). Because taxes, interest expense, sales charges and other brokerage commissions, other transaction related expenses, Incentive Fees, Distribution and Servicing Fees, expenses incurred in connection with any merger or reorganization and extraordinary expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) may exceed 3.00% of the average daily net assets of each Class of Shares.

For a period not to exceed three years from the date on which a Waiver is made, the Investment Manager may recoup amounts waived or assumed, provided they are able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (i) the expense limit in effect at the time of the waiver and (ii) the expense limit in effect at the time of the recoupment. The Expense Limitation and Reimbursement Agreement had an initial one-year term, which ended on February 2, 2021, and will automatically renew for consecutive one-year terms thereafter. Either the Fund or the Investment Manager may terminate the Expense Limitation and Reimbursement Agreement upon 30 days’ written notice. For the year ended September 30, 2022 the, the Investment manager did not waive any fees or reimburse any expenses. As of September 30, 2022, there were no recoverable reimbursed expenses to the Investment Manager.

UMB Distribution Services, LLC serves as the Fund’s placement agent (the “Placement Agent”); UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and administrator. For the year ended September 30, 2022, the Fund’s allocated UMBFS fees are reported on the Statement of Operations.

A trustee and certain officers of the Fund are employees of UMBFS or the Investment Manager. The Fund does not compensate trustees and officers affiliated with the Fund’s administrator or Investment Manager. For the year ended September 30, 2022, the Fund’s allocated fees incurred for trustees who are not affiliated with the Fund’s administrator or Investment Manager are reported on the Statement of Operations.

Vigilant Compliance, LLC provides Chief Compliance Officer (“CCO”) services to the Fund. The Fund’s allocated fees incurred for CCO services for the year ended September 30, 2022 are reported on the Statement of Operations.

The Fund has adopted a Distribution and Service Plan with respect to Class A Shares, Class D Shares, Class Y Shares and Class I Shares in compliance with Rule 12b-1 under the Investment Company Act. Under the Distribution and Service Plan, the Fund may pay as compensation up to 1.00% on an annualized basis of the aggregate net assets of the Fund attributable to Class A Shares, up to 0.90% on an annualized basis of the aggregate net assets of the Fund attributable to Class D Shares, up to 0.25% on an annualized basis of the aggregate net assets of the Fund attributable to Class Y Shares, and up to 0.15% on an annualized basis of the aggregate net assets of the Fund attributable to Class I Shares (the “Distribution and Servicing Fee”) to the Fund’s Placement Agent or other qualified recipients under the Distribution and Service Plan. For

Keystone Private Income Fund

Notes to Financial Statements
September 30, 2022 (continued)

4. Investment Advisory and Other Agreements (continued)

purposes of determining the Distribution and Servicing Fee, NAV will be calculated prior to any reduction for any fees and expenses, including, without limitation, the Distribution and Servicing Fee payable. Therefore, it is possible the Distribution and Servicing Fee rate on the Financial Highlights may show a rate above the contractual limit. Class Z Shares are not subject to the Distribution and Service Plan.

5. Fair Value of Investments

Fair value – Definition

The Fund uses a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

●	Level 1 – Valuations based on unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

●	Level 2 – Valuations based on inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly.

●	Level 3 – Valuations based on inputs that are both significant and unobservable to the overall fair value measurement.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, determining fair value requires more judgment. Because of the inherent uncertainly of valuation, estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Investment Manager in determining fair value is greatest for investments categorized in Level 3.

The Fund’s assets recorded at fair value have been categorized based on a fair value hierarchy as described in the Fund’s significant accounting policies. The following table presents information about the Fund’s assets and liabilities measured at fair value as of September 30, 2022:

Assets	Level 1	Level 2	Level 3	Total
Private Credit	$—	$—	$755,752,353	$755,752,353
Private Investment Funds	—	—	13,933,504	13,933,504
Warrants	—	—	—	—
Total Investments, at fair value	$—	$—	$769,685,857	$769,685,857

Keystone Private Income Fund

Notes to Financial Statements
September 30, 2022 (continued)

5. Fair Value of Investments (continued)

The following table presents the changes in assets and transfers in and out which are classified in Level 3 of the fair value hierarchy for the year ended September 30, 2022:

	Private Credit	Private Investment Funds
Balance as of October 1, 2021	$358,966,897	$1,200,000
Transfers In	—	—
Transfers Out	—	—
Purchases	712,153,393	12,800,000
Sales	—	—
Principal reductions or return of capital distributions received	(315,367,937)	(66,496)
Realized gains (losses)	—	—
Change in unrealized appreciation (depreciation)	—	—
Balance as of September 30, 2022	$755,752,353	$13,933,504

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of September 30, 2022.

Investments	Fair Value	Valuation Technique	Unobservable Inputs	Range of Inputs
Private Credit	$755,752,353	Cost	Price	N/A
Private Investment Funds	$13,933,504	Cost	Price	N/A

Unfunded Commitments

As of September 30, 2022, Fund had the following unfunded commitments outstanding:

Loan	Principal	Cost	Value	Unrealized Appreciation/ (Depreciation)
Structural Keystone VL LLC - Series KS Sovrn	$1,000,000	$ 1,000,000	$ 1,000,000	—

6. Capital Stock

The minimum initial investment in Class A Shares and Class Y Shares by any investor is $50,000, the minimum initial investment in Class D Shares and Class I Shares by any investor is $5,000,000, and the minimum initial investment by any investor in Class Z Shares is $10,000,000. However, the Fund, in its sole discretion, may accept investments in any Class of Shares below these minimums. Shares may be purchased by principals and employees of the Investment Manager or its affiliates and their immediate family members without being subject to the minimum investment requirements. Class Y and Class D Shares were issued at $100.00 per share and Class A, Class I, and Class Z Shares were issued at $100.53 per share.

Class A Shares and Class D Shares are subject to a sales charge of up to 3.50%. No sales charge is expected to be charged with respect to investments by the Investment Manager or its affiliates, and their respective directors, principals, officers and employees and others in the Investment Manager’s sole discretion. The full amount of the sales charge may be reallowed to brokers or dealers participating in the offering. Your financial intermediary may impose additional charges when you purchase Shares of the Fund. Neither Class I, Class Y nor Class Z Shares are subject to any sales charge.

Because the Fund is a closed-end fund, and Shareholders do not have the right to require the Fund to redeem Shares, the Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders, in order to provide a limited degree of liquidity to Shareholders. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Shares,

Keystone Private Income Fund

Notes to Financial Statements
September 30, 2022 (continued)

6. Capital Stock (continued)

the Board will consider a variety of operational, business and economic factors. The Investment Manager expects to ordinarily recommend that the Board authorize the Fund to offer to repurchase Shares from Shareholders quarterly with March 31, June 30, September 30 and December 31 valuation dates (or, if any such date is not a Business Day, on the last Business Day of such calendar quarter).

If the interval between the date of purchase of Shares and the valuation date with respect to the repurchase of such Shares is less than 365 calendar days, then such repurchase will be subject to a 2.00% early repurchase fee payable to the Fund. In determining whether the repurchase of Shares is subject to an early repurchase fee, the Fund will repurchase that portion of the Shares held the longest first.

For the year ended September 30, 2022, the Fund’s capital stock transactions are reported on the Statements of Changes in Net Assets.

7. Federal Income Taxes

At September 30, 2022, gross unrealized appreciation and depreciation on investments, based on cost for federal income tax purposes, were as follows:

Cost of investments	$769,685,857
Gross unrealized appreciation	—
Gross unrealized depreciation	—
Net unrealized appreciation/depreciation on investments	$—

As of September 30, 2022, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$12,723,716
Undistributed long-term capital gains	—
Distributions Payable	(12,723,716)
Unrealized appreciation on investments	—
Total accumulated deficit	$—

The tax character of distributions paid during the years ended September 30, 2022 and September 30, 2021 was as follows:

	2022	2021
Distributions paid from:
Ordinary income	$47,254,325	$10,766,820
Net long-term capital gains	—	—
Total distributions paid	$47,254,325	$10,766,820

The difference in the amount of distributions against the Statements of Changes in Net Assets relates to the timing of certain distributions being reported on a cash basis for tax purposes. At September 30, 2022, there were $12,723,716 of distributions payable that will be considered paid in the tax year ending September 30, 2023 for tax purposes.

8. Investment Transactions

For the year ended September 30, 2022, purchases and sales of investments, including principal reductions received, excluding short-term investments, were $724,953,393 and $315,434,433, respectively.

Keystone Private Income Fund

Notes to Financial Statements
September 30, 2022 (continued)

9. Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

10. Subsequent Events

In preparing these financial statements, management has evaluated subsequent events through the date of issuance of the financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the financial statements.

Keystone Private Income Fund

Other Information
September 30, 2022 (Unaudited)

Proxy Voting

The Fund is required to file Form N-PX, with its complete proxy voting record for twelve-month period ending on June 30, no later than August 31. The Fund’s Form N-PX filing and a description of the Fund’s proxy voting policies and procedures are available: (i) without charge, upon request, by calling the Fund at 1-888-442-4420 or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s Forms N-PORT are or will be available on the SEC’s website at www.sec.gov or by calling the Fund at 1-888-442-4420.

Keystone Private Income Fund

Other Information
September 30, 2022 (Unaudited) (continued)

PRIVACY NOTICE

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● Account balances

● Account transactions

● Transaction history

● Wire transfer instructions

● Checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers ‘ personal information; the reasons funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-877-779-1999

Keystone Private Income Fund

Other Information
September 30, 2022 (Unaudited) (continued)

What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

● Open an account

● Provide account information

● Give us your contact information

● Make a wire transfer

● Tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● Sharing for affiliates’ everyday business purposes – information about your creditworthiness

● Affiliates from using your information to market to you

● Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates include companies such as Keystone National Group, LLC.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Fund doesn’t jointly market.

Keystone Private Income Fund

Fund Management
September 30, 2022 (Unaudited)

The identity of the members of the Board and the Fund’s officers and brief biographical information is set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board.

INDEPENDENT TRUSTEES

NAME, ADDRESS* AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX** OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
David G. Lee Year of Birth: 1952	Chairman and Trustee	Since Inception	Retired (since 2012); President and Director, Client Opinions, Inc. (2003 - 2012); Chief Operating Officer, Brandywine Global Investment Management (1998-2002).	17	None
Robert Seyferth Year of Birth: 1952	Trustee	Since Inception	Retired (since 2009); Chief Procurement Officer/Senior Managing Director, Bear Stearns/JP Morgan Chase (1993 -2009).	17	None
Gary E. Shugrue Year of Birth: 1954	Trustee	Since Inception	Managing Director, Veritable LP (2016-Present); Founder/ President, Ascendant Capital Partners, LP (2001 – 2015).	15	Trustee, Quaker Investment Trust (5 portfolios) (registered investment company).

Keystone Private Income Fund

Fund Management
September 30, 2022 (Unaudited) (continued)

INTERESTED TRUSTEE AND OFFICERS
NAME, ADDRESS* AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX** OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Terrance P. Gallagher*** Year of Birth: 1958	Trustee	Since Inception	Executive Vice President and Director of Fund Accounting, Administration and Tax; UMB Fund Services, Inc. (2007-present); President, Investment Managers Series Trust II (2013-Present); Treasurer, American Independence Funds Trust (2016-2018); Treasurer, Commonwealth International Series Trust (2010-2015).	17	Trustee, Investment Managers Series Trust II (19 portfolios) (registered investment company).
John Earl Year of Birth: 1966	President	Since Inception	Managing Partner, Keystone National Group (2006 – present)	N/A	N/A
Brad Allen Year of Birth: 1980	Treasurer	Since Inception	Chief Financial Officer & General Counsel, Keystone National Group (2010 – present)	N/A	N/A
Bernadette Murphy Year of Birth: 1964	Chief Compliance Officer	Since 2021

Director, Vigilant Compliance, LLC (2018-Present); Director of Compliance and operations, B. Riley Capital Management, LLC (2017-2018); Chief Compliance Officer, Dialectic Capital Management, LP (2008-2018).

				N/A	N/A
Ann Maurer Year of Birth: 1972	Secretary	Since Inception

Senior Vice President, Client Services (2017 –Present); Vice President, Senior Client Service Manager (2013 – 2017), Assistant Vice President, Client Relations Manager (2002 – 2013), each with UMB Fund Services, Inc.

				N/A	N/A

*	Address for Trustees and officers: c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212.

**

The fund complex consists of the Fund, AFA Multi-Manager Credit Fund, Agility Multi-Asset Income Fund, Aspiriant Risk-Managed Capital Appreciation Fund, Aspiriant Risk-Managed Real Assets Fund, Corbin Multi-Strategy Fund, LLC, First Trust Alternative Opportunities Fund, First Trust Private Assets Fund, First Trust Private Credit Fund, First Trust Real Assets Fund, Infinity Core Alternative Fund, Optima Dynamic Alternatives Fund, Variant Alternative Income Fund, Variant Impact Fund, Destiny Alternative Fund LLC, Destiny Alternative Fund (Tax Exempt) LLC, and Pender Real Estate Credit Fund.

***	Mr. Gallagher is deemed an interested person of the Fund because of his affiliation with the Fund’s Administrator.

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Investment Manager

Keystone National Group, LLC
60 East South Temple, Suite 2100
Salt Lake City, UT 8411
www.keystonenational.com

Custodian Bank

UMB Bank, n.a.
928 Grand Blvd
Kansas City, MO 64106

Fund Administrator, Transfer Agent, and Fund Accountant

UMB Fund Services
235 W. Galena Street
Milwaukee, Wisconsin 53212

Placement Agent

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
342 N. Water St., Suite 830
Milwaukee, WI 53202

(b) Not applicable

Item 2. Code of Ethics.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant's Board of Trustees has determined that Mr. David G. Lee and Mr. Robert Seyferth are qualified to serve as the audit committee financial experts serving on its Audit Committee and that they are "independent," as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a) The aggregate fees billed for the fiscal year ended September 30, 2022 and the fiscal year ended September 30, 2021 for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for that fiscal year or fiscal period, as applicable, are $230,000 and $70,000, respectively.

Audit-Related Fees

(b) The aggregate fees billed for the fiscal year ended September 30, 2022 and the fiscal year ended September 30, 2021 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 and $0, respectively.

Tax Fees

(c) The aggregate fees billed for the fiscal year ended September 30, 2022 and the fiscal year ended September 30, 2021 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $8,000 and $8,000, respectively. These services include preparation of Federal and state tax returns and review of excise dividend calculations.

All Other Fees

(d) The aggregate fees billed for the fiscal year ended September 30, 2022 and the fiscal year ended September 30, 2021 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 and $0, respectively.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X is as follows:

(b) 0%

(c) 0%

(d) 0%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended September 30, 2022 and the fiscal year ended September 30, 2021 of the registrant was $0 and $0, respectively.

(h) The registrant's Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY POLICY

INTRODUCTION

Keystone National Group, LLC (“Keystone”) acts as the advisor to the Keystone Private Income Fund (“the Fund”). Rule 206(4)-6 under the Advisers Act requires a registered investment adviser with voting authority over client proxies to adopt proxy voting policies and procedures, including procedures to address material conflicts of interest, and to disclose such procedures and its specific voting history to clients.1 The Rule does not apply to advisers whose clients retain voting authority, smaller investment advisers who are registered with state securities authorities, or investment advisers who are not required to register under the Advisers Act.

An adviser subject to the Rule is required to:

●	adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients; describe such procedures to clients and, upon request, provide a summary of the procedures to clients;

●	disclose to clients how they may obtain information on how the adviser voted their proxies; and

●	retain certain written records about its proxy voting. (See Section XIX. – “Recordkeeping Requirements” below for a more complete description.)

The Rule applies to all advisers that have explicit or implicit proxy voting authority over client securities. The SEC has clarified that an overall delegation of discretionary authority to an adviser constitutes implicit proxy voting authority, even though an advisory contract may be silent on this point. The Rule does not apply to advisers who do not have authority to vote the proxies themselves but provide advice to clients about voting proxies.

The SEC did not mandate specific proxy voting policies and procedures. However, the SEC encouraged the design of policies and procedures that address:

●	how an adviser votes its proxies on behalf of its clients; and

●	the particular factors that an adviser takes into consideration when voting on particular matters.

The Rule also specifically requires that the procedures address material conflicts that may arise between an adviser or its affiliates and its clients (such as when the adviser has business or personal relationships with participants in proxy contests, corporate directors or candidates for directorship). The SEC noted that a policy of disclosing conflicts to a client and obtaining direction from the client on how to vote would satisfy the requirement of the Rule (although certain additional consideration should be given to this alternative in the case of employee benefit plan clients). Otherwise, the adviser must be able to demonstrate that its vote was based on the client’s best interest and not on the interests of the adviser.

[1]	The SEC issued a Staff Legal Bulletin recently providing guidance on investment advisers’ proxy voting responsibilities and use of outside proxy advisory firms. The bulletin noted that when considering the retention (or continuation of an existing retention) of a proxy advisory firm to provide voting recommendations, an adviser should assess such firm’s ability to competently and adequately analyze proxy issues. The bulletin also highlighted the importance of policies and procedures designed to ensure (a) adequate oversight of an outside proxy advisory firm; (b) that the investment adviser is apprised of any applicable changes to the proxy firm’s business or any new potential conflicts of interest; and (c) that proxies are being voted in the best interest of clients (see Proxy Voting: Proxy Voting Responsibilities of Investment Advisers and Availability of Exemptions from the Proxy Rules for Proxy Advisory Firms, June 30, 2014).

The SEC staff has also issued guidance on an investment adviser’s responsibilities in retaining proxy advisory firms.2 The guidance suggests that advisers have an ongoing duty to monitor proxy advisory firms to ensure that the firms have the capacity and competency to adequately analyze proxy issues. The SEC staff has indicated that an adviser should take reasonable steps to verify that a proxy advisory firm is independent and can make proxy voting recommendations in an impartial manner and in the best interests of the adviser’s clients.

Effective September 16, 2019

[2]	Proxy Voting: Proxy Voting Responsibilities of Investment Advisers and Availability of Exemptions from the Proxy Rules for Proxy Advisory Firms, Staff Legal Bulletin No. 20 (IM/CF) (June 30, 2014).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following is biographical information about the members of Keystone National Group, LLC (the “Investment Manager”), who are primarily responsible for the day-to-day portfolio management of the Keystone Private Income Fund as of December 9, 2022:

John Earl

Mr. Earl is a Managing Partner of the Investment Manager and is active in investment selection, due diligence and the general management of the Investment Manager. Mr. Earl was previously a Senior Vice President in the investment banking department of Lehman Brothers. While at Lehman Brothers, Mr. Earl was active in evaluating and executing a broad variety of direct investment opportunities and monetization strategies, including acquisitions, mergers, buyouts, initial public offerings, secondary equity offerings, recapitalizations and company sale transactions. Prior to joining Lehman Brothers, Mr. Earl was a Vice President of investment banking at Shattuck Hammond Partners. In addition, Mr. Earl held previous positions at Dillon, Read & Co., Inc. and Credit Suisse. Mr. Earl holds a Juris Doctor degree from the J. Reuben Clark School of Law and an M.B.A. from the Marriott School of Management at Brigham Young University. Mr. Earl joined the Investment Manager in 2006.

Brandon Nielson

Mr. Nielson is a Managing Partner of the Investment Manager and is active in investment selection, due diligence and the general management of the Investment Manager. Mr. Nielson served as a Vice President at Partners Group, a global alternative investments firm. Based in the firm’s New York office, Mr. Nielson played a key role in building Partners Group’s U.S. presence and in identifying and performing due diligence on U.S. investment opportunities, including buyout fund investments, secondaries and co-investments. He later worked at Partners Group’s headquarters in Switzerland where he helped launch the firm’s Transaction Services business and was active in private equity structuring and fund formation. Prior to his time at Partners Group, Mr. Nielson worked for the accounting firm KPMG. He earned his Certified Public Accountant license (no longer active) and holds a B.S. degree in Accounting and M.B.A. from the Marriott School of Management at Brigham Young University. Mr. Nielson joined the Investment Manager in 2006.

Brad Allen

Mr. Allen is responsible for Keystone’s accounting and legal affairs and oversees the firm’s financial reporting and regulatory compliance. Prior to joining Keystone, Mr. Allen was a corporate securities attorney at Wilson Sonsini Goodrich & Rosati in Palo Alto, California, where he represented public and private companies on corporate governance initiatives and in a broad range of corporate transactions, including venture capital and private equity investments, secured lending, mergers, acquisitions and public offerings. Mr. Allen previously managed the financial reporting and accounting affairs of an elite language technology and localization service provider. He is licensed as a Certified Public Accountant in California and is a member of the State Bar of California and the American Institute of Certified Public Accountants. Mr. Allen and holds a B.S. degree in Accounting from the Marriott School of Management and graduated Magna Cum Laude with a Juris Doctor degree from the J. Reuben Clark School of Law. Mr. Allen joined the Investment Manager in 2010.

Raymond Chan

Mr. Chan is a Principal at Keystone and is active in investment due diligence, investment selection, and financial modeling. Mr. Chan leads Keystone’s quantitative analysis work on prospective fund investments and is also involved in portfolio monitoring. Prior to joining Keystone, Mr. Chan was a Vice President at Citigroup Global Markets’ Principal Investments and Securitized Products Group, where he made private equity investments in specialty finance companies and executed asset portfolio acquisitions. He began his career in investment banking over ten years ago in the Fixed Income and Derivatives Division at Credit Suisse First Boston. Mr. Chan holds a B.A. degree in Applied Mathematics from the University of California, Berkeley and an M.B.A. from the Leonard N. Stern School of Business at New York University. He is also a CFA charter holder. Mr. Chan joined the Investment Manager in 2009.

Taylor Jackson

Mr. Jackson is focused on creating value for investors within Keystone’s real estate focused transactions. Mr. Jackson previously served as Vice President with Nearon Enterprises, a private real estate investment firm located in the San Francisco Bay Area, where he was responsible for all aspects of real estate investment including acquisition and debt sourcing, investment due diligence, leasing, asset management and asset disposition. Mr. Jackson was directly responsible for the investment and development of over 1.5 million square feet of Industrial, Office, Retail and Multifamily assets in the San Francisco Bay Area and Salt Lake City markets. Mr. Jackson holds a B.S. degree in Accounting and Information Systems from Brigham Young University and an M.B.A. from the Haas School of Business at the University of California, Berkeley. Mr. Jackson joined the Investment Manager in 2017.

Chris Gilker

Mr. Gilker is active in the origination, underwriting and management of Keystone’s direct private credit investments.  Prior to joining Keystone, Mr. Gilker was a Managing Director of Specialty Finance at Revere Capital, and prior to Revere, he was President of The Integrity Funding Companies, a specialty finance company focused on lending to consumer finance companies.  Mr. Gilker was also as a senior investment professional with Fortress Investment Group in the credit opportunity funds where he oversaw various consumer and commercial finance investments.  He began his career in the asset securitization group of JP Morgan Chase eventually managing the esoteric assets practice. Mr. Gilker holds a B.S. degree in Business from Southern Methodist University.

Suman Mallick

Mr. Mallick is active in the sourcing, underwriting, due diligence and portfolio management of Keystone’s direct private credit investments.  Prior to joining Keystone, Mr. Mallick was a Managing Director at Revere Capital, where he managed a portfolio of private credit investments in the specialty finance sector.  Prior to Revere, Mr. Mallick led the credit risk management and capital markets functions at Skills Fund, a private student loan startup.  Mr. Mallick was also a senior investment professional at Fortress Investment Group and Citi. Mr. Mallick holds a B.S. degree in Mathematics and Physics from Angelo State University and an M.B.A. from Edinburgh Business School, Scotland.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table provides information about portfolios and accounts, other than the Fund, of the personnel of Keystone National Group, LLC (the “Investment Manager”), who are primarily responsible for the day-to-day portfolio management (the “Portfolio Managers”) as of September 30, 2022:

	Type of Accounts	Total # of Accounts Managed	Total Assets ($mm)	# of Accounts managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance ($mm)
John Earl	Registered Investment Companies:	-	$-	-	$-
	Other Pooled Investment Vehicles:	10	$777	9	$346
	Other Accounts:	3	$202	3	$202
Brandon Nielson	Registered Investment Companies:	-	$-	-	$-
	Other Pooled Investment Vehicles:	10	$777	9	$346
	Other Accounts:	3	$202	3	$202
Brad Allen	Registered Investment Companies:	-	$-	-	$-
	Other Pooled Investment Vehicles:	10	$777	9	$346
	Other Accounts:	3	$202	3	$202
Raymond Chan	Registered Investment Companies:	-	$-	-	$-
	Other Pooled Investment Vehicles:	10	$777	9	$346
	Other Accounts:	3	$202	3	$202
Taylor Jackson	Registered Investment Companies:	-	$-	-	$-
	Other Pooled Investment Vehicles:	10	$777	9	$346
	Other Accounts:	3	$202	3	$202
Chris Gilker	Registered Investment Companies:	-	$-	-	$-
	Other Pooled Investment Vehicles:	10	$777	9	$346
	Other Accounts:	3	$202	3	$202
Suman Mallick	Registered Investment Companies:	-	$-	-	$-
	Other Pooled Investment Vehicles:	10	$777	9	$346
	Other Accounts:	3	$202	3	$202

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

The management of multiple funds and/or other accounts may result in a Portfolio Manager devoting unequal time and attention to the management of each fund and/or other account. The Investment Manager seeks to manage such competing interests for the time and attention of the Portfolio Managers by having the Portfolio Managers focus on a particular investment discipline. Most other accounts managed by the Portfolio Managers are managed using the same investment models that are used in connection with the management of the Fund.

If a Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Investment Manager has adopted procedures for allocating portfolio transactions across multiple accounts.

The Investment Manager has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Compensation Structure of Portfolio Manager

Compensation of the Portfolio Managers as of September 30, 2022

Total compensation paid to each Portfolio Manager includes a base salary fixed from year to year, a discretionary performance bonus and eligibility for a share of carried interest/performance fees in closed-end funds managed by the Investment Manager. The amounts paid to the Portfolio Managers are based on a percentage of the fees earned by the Investment Manager from managing the Fund and other investment accounts. The performance bonus reflects individual performance and the performance of the Investment Manager’s business as a whole. The discretionary performance bonus is determined by senior management of the Investment Manager and is based on a wide variety of factors, including without limitation investment performance, quality of work, contributions to non-investment related efforts and organizational development.

The compensation structure of key investment professionals is structured to incent long-term client retention and client service, to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value.

(a)(4) Disclosure of Securities Ownership

Portfolio Management Team’s Ownership of Shares

Name of Portfolio Management Team Member:	Dollar Range of Shares Beneficially Owned by Portfolio Management Team Member*:
John Earl	$500,001-$1,000,000
Brandon Nielson	$500,001-$1,000,000
Brad Allen	$500,001-$1,000,000
Raymond Chan	None
Taylor Jackson	None
Chris Gilker	None
Suman Mallick	None

*	As of September 30, 2022

(b) Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17CFR 229.407), or this Item.

Item 11. Controls and Procedures.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) Subsequent to the evaluation and conclusion referenced in Item 11(a) and subsequent to the Registrant's N-CSR filing on December 9, 2022, the Registrant's independent registered public accounting firm (the "Accounting Firm") filed an internal control report in connection with the filing of the Registrant's annual report on Form N-CEN on December 14, 2022, in which the Accounting Firm noted a deficiency in the Registrant's internal control over financial reporting and its operation, including controls over safeguarding securities. The Accounting Firm noted in the internal control report that it considered the deficiency to be a "material weakness" (as defined below) as of September 30, 2022. Specifically, the Accounting Firm stated in the report that controls surrounding the valuation of investments were not designed at an appropriate level of precision to properly compute and assess the fair value of each individual private credit investment.

A material weakness (as defined in Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2)) is a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of the Registrant's annual or interim financial statements will not be prevented or detected on a timely basis. The material weakness described above did not result in a material misstatement to the Registrant's financial statements or disclosures. However, the Accounting Firm stated in the internal control report that the material weakness could result in material misstatements surrounding the fair value of investments and related accounts and disclosures that would not be prevented or detected.

Management has developed a plan and will be taking action to remediate the material weakness, including, among other things, engaging an independent third party valuation agent to assist Keystone National Group, LLC in its valuation responsibilities, including with respect to the selection of valuation methodologies, valuation models and inputs used to value each individual private credit investment held by the Registrant.

Other than the material weakness noted above, there has been no change in Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13. Exhibits.

(a)(1) Code of ethics or any amendments thereto, that is subject to disclosure required by item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Keystone Private Income Fund

By (Signature and Title)	/s/John Earl
John Earl, President
(Principal Executive Officer)

Date	December 23, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/John Earl
John Earl, President
(Principal Executive Officer)

Date	December 23, 2022

By (Signature and Title)	/s/Brad Allen
Brad Allen, Treasurer
(Principal Financial Officer)

Date	December 23, 2022